UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/06/2007

Brooke Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31698

KS	48-1009756
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10950 Grandview Drive, Suite 600
Overland Park, KS 66210
(Address of principal executive offices, including zip code)

(913) 661-0123
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On November 6, 2007, Brooke Corporation (Nasdaq: BXXX), issued a press release announcing its financial results for the quarterly period ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information included in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"). Unless expressly incorporated into a filing of Brooke Coporation under the Securities Act of 1933, or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of Brooke Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This press release may contain forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that Brooke Corporation and its subsidiaries will achieve their short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for Brooke's products and services, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability to meet product demand, the availability of funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by Brooke Corporation with the Securities and Exchange Commission. A more complete description of Brooke's business is provided in Brooke Corporation's most recent annual, quarterly and current reports, which are available from Brooke Corporation without charge or at www.sec.gov.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press Release dated November 6, 2007 announcing financial results for the quarterly period ended September 30, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brooke Corporation

Date: November 06, 2007	By:	/s/ Keith E. Bouchey
Keith E. Bouchey
President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release issued by BROOKE CORPORATION on November 6, 2007.